ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                        November 1, 1998 - November  30, 1998
                                          -------------------------------------

SETTLEMENT DATE:                                 15-Dec-98
                                          ------------------------

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. IV AND
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)       Beginning Aggregate Contract Principal Balance  ("ACPB").. . . . . . . . . . . . . . . . . . . .   $ 375,000,310.87
                                                                                                                  ------------------
     (b.)       Contract Principal Balance of all Collections allocable to
                Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $    15,902,450.74
                                                                                       ---------------------
     (c.)       Contract Principal Balance of Charged-Off
                Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $       743,644.17
                                                                                       ---------------------
     (d.)       Total decline in Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  16,646,094.91
                                                                                                                  ------------------

                PLEDGES ON THIS SETTLEMENT DATE

     (e.)       Aggregate Contract Principal Balance of all Contracts pledged on this

                Settlement Date in accordance with section 1.03 of the Supplement . . . . . . . . . . . . . .  . $   16,646,095.95
                                                                                                                 -------------------

     (f.)       Amounts to be on deposited in Additional Property Funding Account as of this Settlement Date . .               0.00
                                                                                                                --------------------

     (g.)       Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date. . . . . $ 375,000,311.92
                                                                                                                ------------------

                BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE

     (h.)       Class A Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .  $ 331,200,000.00
                                                                                                                ------------------
                (Class A Note Factor)                   1.0000000
                                            ---------------------
     (i1.)                     Class A-1 Principal Balance . . . . . . .                $       72,000,000.00
                                                                                       -----------------------
     (i2.)                     Class A-2 Principal Balance . . . . . . .                $      190,000,000.00
                                                                                       -----------------------
     (i3.)                     Class A-3 Principal Balance . . . . . . .                $       23,300,000.00
                                                                                       -----------------------
     (i4.)                     Class A-4 Principal Balance . . . . . . .                $       45,900,000.00
                                                                                       -----------------------
     (j.)       Class B Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .  $  18,938,000.00
                                                                                                                ------------------
                (Class B Note Factor)                   1.0000000
                                            ---------------------
     (k.)       Class C Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .  $   9,862,000.00
                                                                                                                ------------------
                (Class C Note Factor)                   1.0000000
                                            ---------------------
     (l.)       Class D Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .  $  15,000,304.00
                                                                                                                ------------------
                (Class D Note Factor)                   1.0000000
                                            ---------------------

II.  COMPLIANCE RATIOS

     (a.)            Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related
                     Calculation Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 399,796,690.24
                                                                                                                ------------------
     (b1.)           % of CBR 31 days or more delinquent as of the related Calculation Date  . . . . . . . . . .       7.86%
                                                                                                                ------------------
     (b2.)           Preceeding Month %:                    Oct-98                           . . . . . . . . . .       6.49%
                                                 -----------------                                              ------------------
     (b3.)           2nd Preceeding Month %:                Sep-98                           . . . . . . . . . .       5.81%
                                                 -----------------                                              ------------------
     (b4.)           Three month rolling average % of CBR 31 days or more delinquent . . . . . . . . . . . . . .       6.72%
                                                                                                                ------------------

     (c.)            (Revolving Period Only)

                     Does the current month % of CBR which are 31 days or more delinquent
                     exceed 11.5% ?  Y or N. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        NO
                                                                                                                ------------------
                     (If Yes, then an Amortization Event occurs)

     (d.)            Does the three month rolling average % of CBR which are 31 days or more
                     delinquent exceed 10.5% ? . Y or N. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        NO
                                                                                                                ------------------
                     (If Yes, then an Amortization Event occurs)

     (e1.)           Monthly Net Loss Percentage for the related Collection Period   . . . . . . . . . . . . . .       0.12%
                                                                                                                ------------------
     (e2.)           Preceeding Month %:                    Oct-98                           . . . . . . . . . .       0.15%
                                                 -----------------                                              ------------------
     (e3.)           2nd Preceeding Month %:                Sep-98                           . . . . . . . . . .       0.13%
                                                 -----------------                                              ------------------
     (e4.)           Three month average % of Monthly Net Loss Percentage . . . . . . . . . . . . . . . . . . .        0.13%
                                                                                                                ------------------
                     (If greater than 3.75%, then an Amortization Event Occurs)

                     (Amortization Period Only)

     (f)             Cumulative Net Loss Percentage as of the related Collection Period  . . . . . . . . . . . .       N/A
                                                                                                                ------------------
                     Does the Cumulative Net Loss Percentage exceed

     (f1.)           4.0 % from the Beginning Period to and including 12th Collection
                     Period ?  Y or N. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       N/A
                                                                                                                ------------------
     (f2.)           5.5 % from 13th Collection Period to and including 24th Collection
                     Period ? Y or N . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       N/A
                                                                                                                ------------------
     (f3.)           7.0 % from 25th Collection Period and thereafter ? Y or N . . . . . . . . . . . . . . . . .       N/A
                                                                                                                ------------------
                     (If Yes to f1 or f2 or f3, then a Residual Event occurs)

     (g1.)           Residual Realization for the related Collection Period  > 100% (YES/NO). . . . . . . . . .        YES
                                                                                                               -------------------
     (g2.)           Preceeding Month:                            Oct-98  > 100% (YES/NO) . . . . . . . . . . .        YES
                                                 ------------------------                                      -------------------
     (g3.)           2nd Preceeding Month:                        Sep-98  > 100% (YES/NO) . . . . . . . . . . .        YES
                                                 ------------------------                                      -------------------
     (g4.)           Three month rolling average Residual Realization Ratio  > 100% (YES/NO)  . . . . . . . . .        YES
                                                                                                               -------------------
                     (If less than 100%, then a Residual Event Occurs)

III. FLOW OF FUNDS

                     The amount of available funds on deposit in the Series 1998-1 Facility Account  . . . . .  $   18,820,430.64
                                                                                                               -------------------

             (1)     On each Payment Date prior to the Amortization Date

     (a.)            To the Servicer, Nonrecoverable Servicer Advances and other amounts due  . . . . . . . .           31,917.93
                                                                                                               -------------------
     (b.)            To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
                     Servicing Income, if any . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                                               -------------------

                     To Series 1998-1 Noteholders:
     (c.)            To Class A, the total Class A Note Interest and Class A Overdue Interest
                     for the related period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    1,611,575.83
                                                                                                               -------------------
                                 Interest on Class A-1 Notes . . . . . . . . . . . . . . .  $    346,200.00
                                                                                           -----------------
                                 Interest on Class A-2 Notes . . . . . . . . . . . . . . .  $    921,500.00
                                                                                           -----------------
                                 Interest on Class A-3 Notes . . . . . . . . . . . . . . .  $    115,140.83
                                                                                           -----------------
                                 Interest on Class A-4 Notes . . . . . . . . . . . . . . .  $    228,735.00
                                                                                           -----------------
     (d.)            Interest on Class B Notes for the related period. . . . . . . . . . . . . . . . . . . . .  $       96,268.17
                                                                                                               -------------------
     (e.)            Interest on Class C Notes for the related period. . . . . . . . . . . . . . . . . . . . .  $       53,336.98
                                                                                                               -------------------

     (f.)            Available Funds remaining in Series 1998-1 Facility Account . . . . . . . . . . . . . . .  $   17,027,331.73
                                                                                                               -------------------

                     From (x) the amount remaining in the Facility Account and . . . . . .  $ 17,027,331.73
                                                                                           -----------------

                     (y) the amount on deposit in the Additional Property Funding Account
                     ("APFA") . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .             0.00
                                                                                           -----------------
                     ("Available Additional Property Funding Amount") as follows: . . . . . . . . . . . . . . . $   17,027,331.73
                                                                                                               -------------------

               (A)   To the Series Obligors, an amount equal to the least of . . . . . . . . . . . . . . . . .  $   15,902,450.74
                                                                                                               -------------------
                     (i) the Available Additional Property Funding Amount . . . . . . . . . $ 17,027,331.73
                                                                                           -----------------

                     (ii) the sum of (a) the excess ACPB as of the second preceding Calc. Date over the ACPB as of the preceding Calc. Date plus (b) . . . . . . . . . . . $ 15,902,450.74
                                                                                           -----------------
                     amount on deposit in the APFA on such payment date and . . . . . . . .            0.00
                                                                                           -----------------
                     (Additional Property Funding Requirement)

                     (iii) ACPB of all Additional Contracts actually pledged on the
                     Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 16,646,095.95
                                                                                           -----------------
                     and

               (B)   To the Additional Property Funding Account, the lesser of                                               0.00
                                                                                                               -------------------
                     (i) the excess, if any, (x) Additional Property Funding Requirement over . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 15,902,450.74
                                                                                           -----------------
                     (y) ACPB of all Additional Contracts actually pledged on the Payment
                     Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 16,646,095.95
                                                                                           -----------------

                     Subtotal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $   (743,645.21)
                                                                                           -----------------
                     and (ii) the remaining Available Additional Property Funding
                     Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  1,124,880.99
                                                                                           -----------------


     (g1)            Until the Reserve Account Funding Date:
                     To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . .
                                                                                                               -------------------

     (g2)            After the Reserve Account Funding Date:
                     To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .         312,500.25
                                                                                                               -------------------

     (h)             To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to
                     the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . . . . . . . .               0.00
                                                                                                               -------------------

     (i)             Upon the occurrence of a Residual Event         the lesser of:

                     (A) the Available Funds remaining on deposit in the Facility Account
                     and . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 0.00
                                                                                       ---------------------
                     (B) the aggregate amount of Residual Receipts included in Available
                     Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  0.00
                                                                                       ---------------------
                     To be deposited to the Residual Account . . . . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                                                               -------------------

             (2)     On the Payment Date which is also the Amortization Date and each Payment Date thereafter

     (a.)            To the Servicer, Unrecoverable Servicer Advances . . . . . . . . . . . . . . . . . . . .           N/A
                                                                                                               -------------------

     (b.)            To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing
                     Income, if any . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           N/A
                                                                                                               ------------------

                     To Series 1998-1 Noteholders:
     (c.)            To Class A, the total Class A Note Interest and Class A Overdue Interest for the
                     related period.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           N/A
                                                                                                               ------------------
                               Interest on Class A-1 Notes . . . . . . . . . . . . . .         N/A
                                                                                      ---------------------
                               Interest on Class A-2 Notes . . . . . . . . . . . . . .         N/A
                                                                                      ---------------------
                               Interest on Class A-3 Notes . . . . . . . . . . . . . .         N/A
                                                                                      ---------------------
                               Interest on Class A-4 Notes . . . . . . . . . . . . . .         N/A
                                                                                      ---------------------
     (d.)            Interest on Class B Notes for the related period. . . . . . . . . . . . . . . . . . . . .          N/A
                                                                                                               ------------------
     (e.)            Interest on Class C Notes for the related period. . . . . . . . . . . . . . . . . . . . .          N/A
                                                                                                               ------------------

     (f.)            To Series 1998-1 Noteholders:
                     To Class A, the total Principal Payment and Class A Overdue Principal, if any . . . . . .         N/A
                                                                                                               ------------------
                               Principal Payment to Class A-1 Noteholders  . . . . . .         N/A
                                                                                      ---------------------
                               Principal Payment to Class A-2 Noteholders  . . . . . .         N/A
                                                                                      ---------------------
                               Principal Payment to Class A-3 Noteholders  . . . . . .         N/A
                                                                                      ---------------------
                               Principal Payment to Class A-4 Noteholders  . . . . . .         N/A
                                                                                      ---------------------
                     To Class B for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . .        N/A
                                                                                                               ------------------
                     To Class C for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . .        N/A
                                                                                                               ------------------

     (g)             Overdue Principal (included in the Principal Payments per above, if any):
                     To Class A, total for Overdue Principal . . . . . . . . . . . . .         N/A
                                                                                      ---------------------
                               Overdue Principal to Class A-1             N/A
                                                                ----------------------
                               Overdue Principal to Class A-2             N/A
                                                                ----------------------
                               Overdue Principal to Class A-3             N/A
                                                                ----------------------
                               Overdue Principal to Class A-4             N/A
                                                                ----------------------
                     To Class B for Overdue Principal . . . . . . . . . . . . . . . . .        N/A
                                                                                       --------------------
                     To Class C for Overdue Principal . . . . . . . . . . . . . . . . .        N/A
                                                                                       --------------------

     (h1.)           Until the Reserve Account Funding Date:
                     To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . .        N/A
                                                                                                               ------------------

     (h2.)           After the Reserve Account Funding Date:
                     To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any  . . . . .        N/A
                                                                                                               ------------------

     (i.)            To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve
                     Account to the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . . .        N/A
                                                                                                               ------------------

     (j.)            Upon the occurrence of a Residual Event             the lesser of:

     (j1.)           (A) the Available Funds remaining on deposit in the Facility Account
                     and . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         N/A
                                                                                        -------------------
     (j2.)           (B) the aggregate amount of Residual Receipts included in Available
                     Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         N/A
                                                                                        -------------------
     (j3.)           To be deposited to the Residual Account . . . . . . . . . . . . . . . . . . . . . . . . .         N/A
                                                                                                               ------------------

     (k.)            To Class D Noteholders for Principal Payment . . . . . . . . . . . . . . . . . . . . . .          N/A
                                                                                                               ------------------
     (l.)            To Class D Noteholders for Overdue Principal, if any . . . . . . . . . . . . . . . . . .          N/A
                                                                                                               ------------------

             (3)     To ABS, the Servicing Fee previously due, but deposited to the Reserve Account . . . . .   $              -
                                                                                                               ------------------

             (4)     To the Series Obligors, as holders of the Residual Interest, any Available Funds
                     remaining on deposit in the Facility Account . . . . . . . . . . . . . . . . . . . . . .   $     812,380.74
                                                                                                               ------------------

IV.  SERVICER ADVANCES

     (a.)            Aggregate amount of Servicer Advances at the beginning of the related Collection
                     Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,071,565.82
                                                                                                               ------------------
     (b.)            Servicer Advances reimbursed during the related Collection Period . . . . . . . .  . . .          87,413.51
                                                                                                               ------------------
     (c.)            Amount of unreimbursed Servicer Advances to be reimbursed on the
                     Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 -
                                                                                                               ------------------
     (d.)            Servicer Advances made during the related Collection Period . . . . . . . . . . . . . . .  $     732,122.28
                                                                                                               ------------------
     (e.)            Aggregate amount of Servicer Advances at the end of the Collection
                     Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   5,716,274.59
                                                                                                               ------------------


V.   RESERVE ACCOUNT

     (a.)            Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . $  11,700,000.00
                                                                                                               ------------------
     (b.)            Amounts used to cover shortfalls, if any,  for the related Collection Period . . . . . . . $              -
                                                                                                               ------------------
     (c.)            Amounts transferred from the Facility Account, if applicable . . . . . . . . . . . . . . . $              -
                                                                                                               ------------------
     (d.)            Interest earned on Reserve Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . $      45,323.89
                                                                                                               ------------------
     (e.)            Reserve Account Ending Balance before calculating Required Reserve Amount . . . . . . . .  $  11,745,323.89
                                                                                                               ------------------

                                                                                                               ------------------
     (f.)            Required Reserve Amount needed as of the related Collection Period . . . . . . . . . . . . $  11,700,000.00
                                                                                                               ------------------

       (g1.)           If (f) is greater than (e), then amount of shortfall . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                -----------------
       (g2.)           If (e) is greater than (f), then excess amount to be transferred to the Series
                       Obligors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        45,323.89
                                                                                                                -----------------

       (h.)            Amounts on deposit as of this Settlement Date (e minus g2) . . . . . . . . . . . . . . .  $ 11,700,000.00
                                                                                                                -----------------


VI.    RESIDUAL ACCOUNT

       (a.)            Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . .             0.00
                                                                                                                ----------------
       (b.)            Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                ----------------
       (c.)            Amounts used to cover shortfalls for the related Collection Period . . . .. . . . . . .              0.00
                                                                                                                ----------------
       (d.)            Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . .              0.00
                                                                                                                ----------------

VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT

       (a.)            Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . .             0.00
                                                                                                                ----------------
       (b.)            Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                ----------------
       (c.)            Amounts transferred to the Series Obligors  . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                ----------------
       (d.)            Amount on deposit as of this Settlement Date. . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                ----------------


VIII.  ADVANCE PAYMENTS

       (a.)            Beginning aggregate Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . $  2,606,891.91
                                                                                                               -----------------
       (b.)            Amount of Advance Payments collected during the related Collection Period  . . . . . . . $  1,477,091.27
                                                                                                               -----------------
       (c.)            Investment earnings for the related Collection Period  . . . . . . . . . . . . . . . . . $     17,023.97
                                                                                                               -----------------
       (d.)            Amount of Advance Payments withdrawn for deposit into Facility Account . . . . . . . . . $  2,177,291.22
                                                                                                               -----------------
       (e.)            Ending aggregate Advance Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . $  1,923,715.93
                                                                                                               -----------------


       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:         /s/ SUSAN A. MCVEIGH
                   -----------------------------------

       TITLE:      TREASURER
                   ---------

       DATE:       12/10/1998
                   ------------